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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 13, 2000



                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



            TEXAS                     1-10307                  74-0704500
(State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification No.)



                         ONE IMPERIAL SQUARE
                            P. O. BOX 9
                          SUGAR LAND, TEXAS              77487
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (281) 491-9181
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ITEM 5.  OTHER EVENTS

       On December 13, 2000, Imperial Sugar Company (the "Company") and the lenders under the Company's Amended and Restated Credit Agreement dated December 22, 1997, entered into an interim waiver agreement effective through January 8, 2001, which is included herewith as Exhibit 4.1 and is incorporated by reference. The Company provided notice to the Trustee under the Indenture covering its 9-3/4% Senior Subordinated Notes due 2007 of its decision not to pay interest due December 15, 2000. The information set forth in the press release of the Company dated December 14, 2000, included herewith as Exhibit 99.1, is incorporated by reference. The Company was notified by the American Stock Exchange ("Amex") on December 14, 2000, that trading in its common stock was being halted until further notice from the Amex.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

              4.1 Interim Waiver Agreement between the Company and the lenders pursuant to the Amended and Restated Credit Agreement dated as of December 22, 1997.

             99.1   Press release issued by the Company dated December 14, 2000.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPERIAL SUGAR COMPANY


Date:  December 15, 2000              By:  /s/ Mark Q. Huggins
                                          -----------------------
                                          Name:  Mark Q. Huggins
                                          Its:   Managing Director and
                                                 Chief Financial Officer